Exhibit 10.23

***CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS IN BRACKETS) HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) THE TPYE THAT THE REGISTRANTS TREATS AS PRIVATE OR CONFIDENTIAL. IN ADDITION, CERTAIN PERSONALLY IDENTIFIABLE INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO ITEM 601(A)(6) OF REGULATION S-K. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

NOTICE TO PROSPECTIVE SUBSCRIBER

ABOVE FOOD CORP. (THE “CORPORATION”) IS NOT A REPORTING ISSUER UNDER CANADIAN SECURITIES LEGISLATION NOR HAVE THE SECURITIES TO BE PURCHASED UNDER THIS SUBSCRIPTION AGREEMENT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS, AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION OR AN EXCLUSION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT. PURCHASING SECURITIES UNDER THIS SUBSCRIPTION AGREEMENT MEANS THAT YOU ARE ACQUIRING SECURITIES OF A CORPORATION WHOSE SHARES ARE NOT FREELY TRADABLE. THE CORPORATION IS NOT A REPORTING ISSUER IN ANY JURISDICTION AND NO ASSURANCE CAN BE GIVEN THAT THE CORPORATION WILL BECOME A REPORTING ISSUER. IF THE CORPORATION DOES NOT BECOME A REPORTING ISSUER THE SECURITIES ACQUIRED UNDER THIS SUBSCRIPTION AGREEMENT WILL BE SUBJECT TO RESTRICTIONS ON RESALE FOR AN INDEFINITE PERIOD.

The Corporation and Bite Acquisition Corp. (NYSE AMERICAN: BITE) (“Bite”), a special purpose acquisition company, entered into a definitive business combination agreement on April 29, 2023, as amended on March 12, 2024. Above Food Ingredients Inc, an Alberta corporation and a wholly owned subsidiary of the Corporation (“New Above”), filed a Registration Statement on Form F-4 (“Registration Statement”), which became effective on April 8, 2024. The Corporation is also in the process of filing a Canadian prospectus and seeking court approval of the business combination in the form of a plan of arrangement (“Plan of Arrangement”). Upon receipt of the interim court order, the Corporation will seek shareholders’ approval of the Plan of Arrangement. After shareholders’ approval, the Corporation intends to obtain final court approval of the Plan of Arrangement, at which time the Corporation will be able to complete the Business Combination. The Subscriber is subscribing for the Common Shares, and agrees that the Common Shares, upon the closing of the Business Combination, will be exchanged for common shares of New Above at a ratio equal to the product of (x) the Common Shares held by the Investor times (y) 0.2103419 (“New Above Shares”), which reflects an implied value of $10 USD per New Above Share, in accordance with the Plan of Arrangement.

ABOVE FOOD CORP.
(An Alberta Corporation)

COMMON SHARE SUBSCRIPTION AGREEMENT
Dated for Reference: MAY 2024

TO:	ABOVE FOOD CORP. (the “Corporation”)

RE:	Purchase of 2,377,082 Common Shares of the Corporation at a Subscription Price of US$2.103419 per Common Share (the “Offering”).

The undersigned (the “Investor”) hereby irrevocably subscribes for and agrees to purchase from the Corporation, on the terms and conditions set forth in this agreement (the “Subscription Agreement”), that number of Common Shares of the Corporation set out below at a price of US$2.103419 per Common Share, for the total subscription price set forth below (the “Subscription Price”).

Terms not defined herein shall have the meanings ascribed to such terms in Section 2 hereof. Unless otherwise indicated, all monetary references are in United States Dollars.

REGISTRATION AND DELIVERY INSTRUCTIONS

Number of Common Shares of the Corporation 2,377,082

US$2.103419 per Common Shares for a total Subscription Price of US$ 5,000,000.00
EXECUTION BY SUBSCRIBER:

/s/ [ *** ]
Signature of individual (if Subscriber is an individual)	Address of Subscriber (residence)

[ *** ]	[ *** ]
Authorized signatory (if Subscriber is not an individual)	Address of Subscriber

Grupo Empresarial Enhol, S.L.	[ *** ]
Name of Subscriber (please print)	Telephone number of Subscriber

[ *** ]	[ *** ]
Name of authorized signatory (please print)	E-mail address of Subscriber

Register the Common Shares as follows:	Deliver the Common Shares as follows:
Grupo Empresarial Enhol, S.L.	Grupo Empresarial Enhol, S.L.
(Name)	(Name)
(Account reference, if applicable)	(Account reference, if applicable)
[ *** ]	[ *** ]
(Contact Name)	(Contact Name)
[ *** ]	[ *** ]
(Address)	(Address)

Insider Status

The Subscriber is either [check appropriate box]:

☐	an “insider” of the Corporation as defined in the Securities Act (Ontario) (see below); or
☐	not an “insider” of the Corporation as defined in the Securities Act (Ontario).

Note:

The definition of “insider” includes a person that:

(i)	is a director or officer of the Corporation;

(ii)	is a director or officer of a person or company that is itself an insider or subsidiary of the Corporation;

(iii)	is a person or a company that has:

a.	beneficial ownership of, or control or direction over, directly or indirectly; or

b.	a combination of beneficial ownership of, and control or direction over, directly or indirectly,

securities of an issuer carrying more than 10% of the voting rights attached to all the Corporation’s outstanding voting securities;

(iv)	the Corporation itself, if it holds securities of its own issue; or

(v)	a person designated as an insider under the Securities Act (Ontario).

Registrant Status

The Subscriber is either [check appropriate box]:

☐	registered or required to be registered pursuant to National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations; or
☐	not registered or required to be registered pursuant to National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations.

Present Holdings

The Subscriber currently holds the following other securities in the capital of the Corporation [please write “None” if no other securities of the Corporation held]:

None.

NOTE: The information collected herein will be used by the Corporation in determining whether the Subscriber meets the requirements of the applicable prospectus exemptions, for making certain filings with applicable regulatory authorities and for meeting the Corporation’s obligations under securities legislation with respect to the mailing of continuous disclosure materials to the Subscriber, if applicable.

Acceptance

Accepted and agreed to by the Corporation as of the 13th day of June, 2024.

ABOVE FOOD CORP.

Per:	/s/ Lionel Kambeitz
Authorized Signatory

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS, AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION OR AN EXCLUSION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT. SUCH SECURITIES MAY NOT BE RE-OFFERED FOR SALE, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES OFFERED HEREBY ARE SPECULATIVE, INVOLVE A HIGH DEGREE OF RISK AND SHOULD ONLY BE PURCHASED BY PERSONS WHO CAN AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. PROSPECTIVE INVESTORS SHOULD CAREFULLY READ AND EVALUATE THE INFORMATION SET FORTH IN THIS SUBSCRIPTION AGREEMENT BEFORE PURCHASING ANY OF SUCH SECURITIES.

INSTRUCTIONS FOR COMPLETING THIS SUBSCRIPTION AGREEMENT

1.	Subscriber:

The Subscriber must complete the information required on pages 3 and 4 with respect to Common Share subscription amounts, the Subscription Price and the registration and delivery particulars and sign where indicated.

2.	International Subscribers:

For Subscribers who are resident outside of Canada and the United States, complete and sign the Foreign Purchaser’s Certificate attached hereto as Schedule A.

3.	Payment of the Subscription Price:

Payment of the Subscription Price must be made by a wire transfer to the Escrow Agent in accordance with the following instructions, on or before the Closing Date:

Bank	[ *** ]

Bank Address:	[ *** ]
[ *** ]
[ *** ]

Payee Name:	[ *** ]
[ *** ]
[ *** ]
[ *** ]

SWIFT code:	[ *** ]

Bank Routing #:	[ *** ]

Institution:	[ *** ] (also National Clearing System Number)

Transit:	[ *** ] (Branch Number)

CDN Account #:	[ *** ]
USD Account #:	[ *** ]

Account Type:	[ *** ]

Standard Entry Class (SEC):	[ *** ]

Country:	[ *** ]

Reference:	[ *** ]

A completed and fully executed copy of this Subscription Agreement, including the items required to be completed as set out above, together with the Subscription Price must be received by no later than 12:00 p.m. (Toronto time) on the Closing Date at the offices of the Corporation.

TERMS AND CONDITIONS

to the Subscription Agreement for purchase of the Securities of Above Food Corp.

1.	Definitions

1.1	(a)	“Accredited Investor” has the meaning ascribed to such term in NI 45-106, and in Ontario, in Section 73.3 of the Securities Act (Ontario) as supplemented by the definition in NI 45-106;

(b)	“Aggregate Purchase Price” means USD 5 million.

(c)	“Applicable Securities Laws” means the securities legislation of the Offering Jurisdictions having application, and the rules, policies, notices and orders issued by securities regulatory authorities in the Offering Jurisdictions having application to this Offering and the Corporation;

(d)	“Board” or “Board of Directors” means the Board of Directors of the Corporation;

(e)	“Business Combination Agreement” means the business combination agreement dated as of April 29, 2023, as amended on March 12, 2024, by and between the Corporation, and Bite Acquisition Corp.

(f)	“Closing” means a completion of an issue and sale by the Corporation and the purchase by the Subscribers of the Common Shares pursuant to this Subscription Agreement on the date of completion of the SPA, subject to the terms and conditions set forth herein;

(g)	“Closing Date” means the date on which Closing will occur, which shall be on the day of closing of the SPA;

(h)	“Common Share” means a common share without par value in the capital of the Corporation;

(i)	“Escrow Agent” means Gowling WLG.

(j)	“Escrow Agreement” means that certain escrow agreement to be entered into by and among the Corporation, Subscriber and the Escrow Agent on the Closing Date on the terms set forth in Schedule C hereto.

(k)	“Liquidity Event” means the listing of the Common Shares or the exchange of the Common Shares for securities that are listed on the Toronto Stock Exchange, the TSX Venture Exchange, the Canadian Securities Exchange, the New York Stock Exchange or any other exchange including any foreign exchange (an “Approved Exchange”);

(l)	“NI 45-102” means National Instrument 45-102 – Resale of Securities, in the form adopted by the securities commissions in all provinces and territories of Canada (a copy is available from the Corporation or online at www.bcsc.bc.ca);

(m)	“NI 45-106” means National Instrument 45-106 – Prospectus Exemptions, in the form adopted by the securities commissions in all provinces and territories of Canada (a copy is available from the Corporation or online at www.bcsc.bc.ca);

(n)	“Offering” means the sale by the Corporation of the Common Shares on the terms set forth in this Subscription Agreement;

(o)	“Offering Jurisdictions” means each of the Offering Provinces, the United States as well as other jurisdictions from which the Corporation may accept a subscription;

(p)	“Offering Provinces” means each of the Provinces of British Columbia, Ontario, Alberta, Nova Scotia, New Brunswick, Newfoundland and Labrador, and such other provinces and territories of Canada from which the Corporation may accept a subscription;

(q)	“Proceeds” means the gross proceeds of the Offering;

(r)	“Regulation D” means Regulation D under the U.S. Securities Act;

(s)	“Regulation S” means Regulation S under the U.S. Securities Act;

(t)	“Securities” means the Common Shares;

(u)	"SPA” means that certain share sale and purchase and exchange agreement for the sale of shares of Brotalia S.L. to Above Food Corp. by Grupo Empresarial Enhol, S.L. and [ *** ] executed on the date hereof.

(v)	“Subscriber” means the person or persons named as Subscriber on the execution page of this Subscription Agreement and if more than one person is so named, means all of them jointly and severally;

(w)	“Subscription Agreement” means this subscription agreement and all schedules and forms attached hereto, and all instruments supplementing, amending or confirming this subscription agreement;

(x)	“Subscription Price” means the aggregate subscription price for the Common Shares to be paid by the Subscriber as set forth on the execution page of this Agreement;

(y)	“United States” means the United States of America, its territories, and State of the United States and the District of Columbia;

(z)	“U.S. Accredited Investor” means an “accredited investor” as that term is defined in Rule 501(a) of Regulation D;

(aa)	“U.S. Person” means a U.S. Person as defined in Regulation S (the definition of which includes, but is not limited to: (i) any U.S. citizen (and certain former U.S. citizens) or a “resident alien” within the meaning of U.S. income tax laws as in effect from time to time. Currently, the term “resident alien” is defined under U.S. income tax laws generally to include any individual who (a) holds an Alien Registration Card (a “green card”) issued by U.S. Citizenship and Immigration Services (or an applicable predecessor entity), (b) meets a “substantial presence” test, or (c) is qualified to and does affirmatively elect on his or her tax return to be treated as a U.S. resident pursuant to Section 7701(b)(1)(A)(iii) of the Internal Revenue Code. The “substantial presence” test is generally met with respect to any calendar year if (a) the individual was present in the United States on at least 31 days during such year and (b) the sum of the number of days on which such individual was present in the United States during such year, 1/3 of the number of such days during the first preceding year, and 1/6 of the number of such days during the second preceding year, equals or exceeds 183 days; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any partnership or corporation organized outside of the United States by a U.S. Person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized, or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; and (iv) any estate or trust of which any executor or administrator or trustee is a U.S. Person);

(bb)	“U.S. Purchaser” is: (i) any “U.S. Person” as defined in Regulation S; (ii) any person purchasing the Securities on behalf of any “U.S. Person” or any person in the United States; (iii) any person who receives or received an offer of the Securities while in the United States; or (iv) any person who is or was in the United States at the time the Subscriber’s buy order was made or this Subscription Agreement was executed or delivered (provided that any discretionary or similar account excluded from the definition of U.S. Person pursuant to Rule 902(k)(2)(i) of Regulation S under the U.S. Securities Act shall not be considered a U.S. Purchaser);

(cc)	“U.S. Securities Act” means the Securities Act of 1933, as amended, of the United States of America;

1.2          Words and phrases which are used in this Subscription Agreement and all Schedules thereto and which are defined in NI 45-106 will have the meaning ascribed thereto in NI 45-106, unless otherwise specifically defined in Section 2.1 of this Subscription Agreement.

2.	Business Combination

2.1          The Corporation, an innovative food company leveraging its vertically integrated supply chain to deliver differentiated ingredients and consumer products, and Bite Acquisition Corp. (NYSE AMERICAN: BITE) (“Bite”), a special purpose acquisition company, entered into a definitive business combination agreement on April 29, 2023, as amended on March 12, 2024. The Corporation filed a Registration Statement on Form F-4 (“Registration Statement”), which became effective on April 8, 2024. The Corporation is also in the process of filing a Canadian prospectus and seeking court approval of the business combination in the form of a plan of arrangement (“Plan of Arrangement”). Upon receipt of the interim court order, the Corporation will seek shareholders’ approval of the Plan of Arrangement. Subsequent to the shareholders’ approval, the Corporation shall obtain final court approval of the Plan of Arrangement, following which the Corporation will be authorized to effect the Business Combination.

2.2          The Subscriber is subscribing for the Common Shares, and agrees that these Common Shares, upon the Business Combination, will be exchanged for common shares of New Above at a ratio equal to the product of (x) the Common Shares held by the Investor times (y) 0.2103419, in accordance with the terms of the Plan of Arrangement (“New Above Shares”), which will reflect an implied value of $10USD per New Above Share.

2.3           The Common Shares are being issued, on the acknowledgment and agreement that fifty percent (50%) of the Subscriber’s New Above Shares shall be restricted from trading for a period of sixty (60) days following the Liquidity Event, and the Subscriber’s remaining New Above Shares shall be restricted from trading for a period of One Hundred Eighty (180) days following the Liquidity Event.

3.	The Subscription and the Offering

3.1           The Subscriber hereby irrevocably subscribes for and agrees to purchase from the Corporation subject to the terms and conditions set forth herein, the number of Common Shares for the aggregate Subscription Price set out on the execution page of this Subscription Agreement. This Subscription Agreement will be deemed to have been made and be effective only upon its acceptance by the Corporation and the disbursement of the Subscription Amount by the Subscriber and delivery of the Common Shares by the Corporation shall only be enforceable upon satisfaction of the Conditions Precedent set forth herein.

3.2           The Subscriber agrees to deliver to the Corporation not later than 12:00 pm (Toronto time) on the Closing Date for and on behalf of the Corporation:

(a)            a completed and duly signed copy of this Subscription Agreement;

(b)            a completed and duly signed copy of the Foreign Purchaser’s Certificate in the form attached as Schedule A hereto;

(c)            any other documents required by Applicable Securities Laws which the Corporation reasonably request; and

(d)            an electronic wire to the account designated by the Escrow Agent in Section 3 of the Instructions for Completing this Subscription Agreement contained herein representing the Aggregate Purchase Price payable by the Subscriber for the Common Shares, or payment of the same amount in such other manner as the Corporation may accept.

3.3           The Subscriber acknowledges and agrees that such undertakings, questionnaires and other documents, when executed and delivered by the Subscriber, will form part of and will be incorporated into this Subscription Agreement with the same effect as if each constituted a representation and warranty or covenant of the Subscriber hereunder in favour of the Corporation. The Subscriber consents to the filing of such undertakings, questionnaires and other documents as may be required to be filed with an Approved Exchange or other securities regulatory authority in connection with the transactions contemplated hereby.

4.	Closing

4.1           The transactions contemplated hereby will be completed at the Closing remotely via the electronic exchange of documents or at the offices of Above Food Corp. The Subscriber acknowledges that the Common Shares will be available for delivery to it immediately post Closing on the Closing Date, against payment of the amount of the aggregate Subscription Price for the Common Shares.

5.	Subscriber’s Exemption Status

5.1           U.S. Securities Law Matters – Non-U.S. Purchasers. The Subscriber:

(a)	acknowledges the Securities have not been offered to the Subscriber in the United States, and the individuals making the order to purchase the Securities and executing and delivering this Subscription Agreement on behalf of the Subscriber were not in the United States when the order was placed and this Subscription Agreement was executed and delivered;

(b)	is aware that the Securities have not been and, prior to the Closing of the Business Combination Agreement, will not be registered under the U.S. Securities Act or the securities laws of any state and that these securities may not be offered or sold in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration and the applicable laws of all applicable states and acknowledges that the Corporation has no obligation to or present intention of filing a registration statement under the U.S. Securities Act in respect of the Securities;

(c)	is not a U.S. Person (as defined in Regulation S under the U.S. Securities Act, which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States) and is not purchasing the Securities on behalf of, or for the account or benefit of, a person in the United States or a U.S. Person; and

(d)	undertakes and agrees that it will not offer or sell the Securities in the United States unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that it will not resell the Securities, except in accordance with the provisions of applicable Securities Laws, regulations, rules, policies and orders and the rules of any Approved Exchange, as applicable.

5.2           International Subscribers. If the Subscriber is not resident in a Offering Province or U.S. Person, the Subscriber represents and warrants to the Corporation that:

(a)	the Subscriber is resident in the jurisdiction set forth in page 2 hereof;

(b)	it has competed the Foreign Purchaser’s Certificate attached hereto as Schedule A; and

(c)	the representations and warranties made by the Subscriber in the Foreign Purchaser’s Certificate are true and accurate as at the Closing Date, except to the extent that any such representation and warranty speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

6.	Subscriber’s Representations, Warranties and Acknowledgements

6.1           The Subscriber represents and warrants and acknowledges and agrees with the Corporation that:

(a)	the Subscriber’s investment in the Corporation is speculative as the Corporation is in the preliminary stages of executing of its business plan and does not have significant revenues or material assets and accordingly involves a high degree of risk and only investors who can afford to lose their entire investment should invest in the Offering;

(b)	prior to the Business Combination, the Corporation is not listed on any stock exchange and there is no assurance that the Corporation will ever list its securities on a stock exchange or become a “reporting issuer” under Applicable Securities Laws, and accordingly the Subscriber may be required to hold the Securities indefinitely;

(c)	the Subscriber agrees to enter into any lock-up required or considered reasonably necessary by the Corporation to enable the Corporation to list on the NYSE as a result of the Business Combination, in the terms agreed in clause 2.3 and Section 6.1(p) below;

(d)	its decision to execute this Subscription Agreement and purchase the Common Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Corporation;

(e)	other than the filings made in connection with the Business Combination, no prospectus has been filed yet or may be filed by the Corporation with any securities commission or similar authority, in connection with the issuance of the Securities and the Offering, and the issuance and the sale of the Securities is subject to such sale being exempt from the prospectus and registration requirements under Applicable Securities Laws and accordingly:

(i)	the Subscriber is restricted from using certain of the civil remedies available under such legislation;

(ii)	the Subscriber may not receive information that might otherwise be required to be provided to it under such legislation; and

(iii)	the Corporation is relieved from certain obligations that would otherwise apply under such legislation;

(f)	the Corporation has no obligation to file a prospectus qualifying the distribution of the Securities in any jurisdiction where the Offering is made and has no intention to do so;

(g)	the Subscriber (or others for whom the Subscriber is contracting hereunder) has been advised to consult its own independent legal, tax and business advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and it (or others for whom it is contracting hereunder) is solely responsible (and the Corporation is in no way responsible) for compliance with applicable resale restrictions, and it acknowledges that the Corporation’s counsel is acting solely as counsel to the Corporation, and not as counsel to the Subscriber;

(h)	the Subscriber acknowledges that the Securities, will be administered by a trust agent in Canada, may only be held in a registered position in the name of the Subscriber;

(i)	to the knowledge of the Subscriber, the sale of the Common Shares to the Subscriber was not accompanied by any advertisement;

(j)	the offer made by this Subscription Agreement is irrevocable;

(k)	the Subscriber is sophisticated in financial investments, has had access to and has received all such information concerning the Corporation that the Subscriber has considered necessary in connection with the Subscriber’s investment decision and the Subscriber will not receive an offering memorandum or similar disclosure document;

(l)	the Subscriber acknowledges that any resale of the Securities will be subject to resale restrictions contained in the Applicable Securities Laws applicable to the Corporation, the Subscriber or any proposed transferee. The Securities will bear the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

In addition to this, Fifty percent (50%) of the Securities will bear the following legend unless modified in accordance with the terms of the Lock-up Agreement:

Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 60 days following the later of (i) [Closing Date], and (ii) the date the Securities are listed on an Approved Exchange.”

And fifty percent (50%) of the Securities will bear the following legend unless modified in accordance with the terms of the Lock-up Agreement:

“Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 180 days following the later of (i) [Closing Date], and (ii) the date the Securities are listed on an Approved Exchange.”

(m)	the Subscriber has been independently advised as to the applicable hold periods imposed in respect of the Securities by Applicable Securities Laws and regulatory policies and confirms that no representations by the Corporation has been made respecting the hold periods applicable to the Securities and is aware of the risks and other characteristics of the Securities and of the fact that the Subscriber may not be able to resell the Securities purchased by the Subscriber except in accordance with Applicable Securities Laws and regulatory policies and that the Securities may be subject to resale restrictions and may bear a legend to this effect. In addition, the Subscriber acknowledges that the articles of the Corporation provide that transfers of the Securities prior to any public listing of the Common Shares will require prior approval of the Board;

(n)	the Subscriber is aware that the Securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States and that the Securities may not be offered or sold in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration and the applicable laws of all applicable states and acknowledges that the Corporation has no present intention of filing a registration statement under the U.S. Securities Act in respect of the Securities;

(o)	the Subscriber is aware that, if or when the Common Shares convert to New Above Shares, these New Above Shares will bear restrictive legend as follows:

THESE SECURITIES HAVE BEEN OFFERED AND SOLD OUTSIDE OF THE UNITED STATES TO NON-U.S. PERSONS PURSUANT TO THE PROVISIONS OF REGULATION S OF THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

THESES SECURITIES ARE ENTITLED TO REGISTRATION RIGHTS UNDER A REGISTRATION RIGHTS AGREEMENT EXECUTED BY THE COMPANY AND CERTAIN HOLDERS OF SECURITIES PARTY THERETO.

In addition to this, Fifty percent (50%) of the New Above Shares will bear the following legend:

“[•] shares are restricted from trading. The holder of these securities must not trade the securities before the date that is 60 days from the date the issuer became a reporting issuer in any province or territory.”

And fifty percent (50%) of the Securities will bear the following legend:

“[•] shares are restricted from trading. The holder of these securities must not trade the securities before the date that is 180 days from the date the issuer became a reporting issuer in any province or territory.”

(p)	the Subscriber acknowledges having been advised:

(i)	to consult with its own advisors concerning the Subscriber’s particular circumstances and the particular nature of the restrictions on resale and transfer, the extent of the applicable restricted period and the possibilities of utilizing any further exemptions from the prospectus and registration requirements of Applicable Securities Laws or the obtaining of a discretionary order to resell or transfer any Securities; and

(ii)	against attempting to resell or transfer any Securities until the Subscriber has determined that any such resale or transfer is in compliance with the requirements of all Applicable Securities Laws, including but not limited to the filing with the appropriate regulatory authority of initial trade and other reports required upon any resale of the Securities;

(q)	the Corporation will have complete discretion as to the use of the proceeds of the Offering and there is no assurance that these proceeds will be sufficient for the Corporation to execute on its business plan or to achieve revenues or profitability;

(r)	no agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, the Securities;

(s)	the Corporation will rely on the representations and warranties made herein, the disclosure made in publicly available filings with respect to the Business Combination or otherwise provided by the Subscriber to the Corporation in completing the sale and issue of the Securities to the Subscriber;

(t)	the Subscriber understands the risks and has previously invested in privately held, early stage development companies, where there is no liquidity of the securities purchased;

(u)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase the Securities;

(ii)	that any person will refund the Subscription Price for the Securities;

(iii)	as to the future price or value of the Securities; or

(iv)	that the Securities will be listed and posted for trading on any stock exchange; and

(v)	the Subscriber acknowledges that:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(ii)	there is no government or other insurance covering the Securities;

(iii)	there are risks associated with the purchase of the Securities;

(iv)	there are restrictions on the Subscriber’s ability to resell the Securities and it is the responsibility of the Subscriber to determine what those restrictions are and to comply with them before selling the Securities;

(v)	the Corporation has advised the Subscriber that the Corporation is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Securities through a person registered to sell the Securities under Applicable Securities Laws and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights and remedies provided by Applicable Securities Laws, including statutory rights of rescission or damages, will not be available to the Subscriber; and

(w)	the Subscriber is purchasing the Securities as principal for its own account, it is purchasing such Securities not for the benefit of any other person, and not with a view to the resale or distribution of the Securities;

(x)	the Subscriber has duly and validly authorized, executed and delivered this Subscription Agreement and understands it is intended to constitute a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(y)	the funds representing the subscription funds to be provided by the Subscriber to the Corporation will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the name of the Subscriber and other information relating to this Agreement and the subscription of the Subscriber, on a confidential basis, pursuant to such Act. To the best of its knowledge: (i) none of the subscription funds to be provided by the Subscriber: (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any jurisdiction; or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber; and (ii) it will promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and provide the Corporation with appropriate information in connection therewith; and

(z)	all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel or other advisors retained by the Subscriber) relating to the purchase of the Securities will be borne by the Subscriber.

7.	Reliance Upon Representations, Warranties, Covenants, Acknowledgements and Agreements

7.1           The Subscriber acknowledges that the representations, warranties, covenants, acknowledgements and agreements contained in this Agreement are made with the intent that they may be relied upon by the Corporation. The Subscriber covenants that the foregoing representations, warranties, covenants, acknowledgements and agreements will be true as at the date of issuance of the Securities.

8.	Representations of the Corporation

8.1           The Corporation represents and warrants to the Subscriber (and acknowledges that the Subscriber is relying thereon) that, as of the date of this Subscription Agreement and at Closing hereunder:

(a)	the Corporation is a valid and subsisting corporation duly incorporated and in good standing under the laws of the Province of Alberta, and is duly qualified to carry on business in the Province of Alberta and in each other jurisdiction, if any, wherein the carrying out of the activities contemplated makes such qualifications necessary;

(b)	the Corporation has the full corporate right, power and authority to execute this Subscription Agreement, and, at Closing, to issue the Common Shares to the Subscriber pursuant to the terms of this Subscription Agreement;

(c)	as of Closing, the Common Shares issued to the Subscriber will be duly allotted, validly issued, fully paid and non-assessable shares in the capital of the Corporation;

(d)	as of Closing, this Subscription Agreement will have been duly authorized by all necessary corporate action on the part of the Corporation and, subject to acceptance by the Corporation, constitute a valid obligation of the Corporation legally binding upon it and enforceable in accordance with its terms; and

(e)	the authorized capital of the Corporation consists of an unlimited number of Common Shares.

9.	Registration Rights.

9.1           The Corporation shall provide Subscriber with customary registration rights with respect to the Securities, on the terms set forth in clause 3.5 of the SPA.

10.	Escrow

10.1         On the Closing Date, Subscriber shall wire the Aggregate Purchase Price to the account designated in writing by the Escrow Agent as set forth in this Agreement. In accordance with the terms of the Escrow Agreement, the Aggregate Purchase Price shall only be released from escrow pursuant to joint written instructions by Subscriber and the Corporation to the Escrow Agent upon the occurrence of the Business Combination.

11.	Conditions of Closing

11.1         The obligations of the Subscriber to complete the purchase of the Common Shares as contemplated hereby shall be conditional upon the fulfilment on or before the Closing Date of each of the conditions of the Closing except those conditions that are waived by the Corporation; provided, however, that Section 11.2(a) and Section 11.2(d) shall not be waived by the Corporation without Subscriber’s prior written consent. Notwithstanding anything else in this agreement, the condition set out in 11.2(a) cannot be waived by the Corporation and must occur contemporaneous with this subscription for the Subscriber to have any obligations under this Agreement.

11.2         The obligations of the Corporation to complete the sale and issuance of the Common Shares as contemplated hereby shall be conditional upon:

(a)	Prior to the closing of this subscription, the closing of the share sale and purchase of the shares of Brotalia, S.L. in the terms provided for and including all the closing deliverables and actions set out under the SPA;

(b)	the representations and warranties of the Subscriber contained in this Subscription Agreement being true and correct on and as of the Closing with the same effect as though such representations and warranties had been made as of the Closing Date;

(c)	all of the covenants and obligations of the Subscriber to be performed or observed on or before the Closing pursuant to this Subscription Agreement having been duly performed or observed; and

(d)	Subscriber’s execution and delivery of a Joinder to the Registration Rights Agreement by and between the Corporation, New Above and the Holders (as defined therein).

12.	Consent to Disclosure of Information

12.1            The Subscriber acknowledges and consents to the release by the Corporation of information regarding the Subscriber’s subscription including the Subscriber’s name, address, telephone number, e-mail address and the Common Shares purchased, in compliance with securities regulatory policies to regulatory authorities under Applicable Securities Laws and the Subscriber waives to the extent lawful, its rights under any privacy legislation. The contact information of the public official in each applicable Canadian jurisdiction who can answer questions about this indirect collection of the Subscriber’s personal information is set out in Schedule B hereto.

12.2            In addition to the foregoing, the Subscriber agrees and acknowledges that the Corporation may use and disclose the Subscriber’s personal information, or that of each beneficial purchaser for whom the Subscriber are contracting hereunder, as follows:

(a)	for internal use with respect to managing the relationships between and contractual obligations of the Corporation and the Subscriber or any beneficial purchaser for whom the Subscriber is contracting hereunder;

(b)	for use and disclosure to the Corporation’s transfer agent and registrar;

(c)	where required by law, (i) for use and disclosure for income tax related purposes and (ii) disclosure to Canada Revenue Agency and the United States Internal Revenue Service;

(d)	where required by law, disclosure to securities regulatory authorities (including any stock exchange) and other regulatory bodies with jurisdiction with respect to reports of trade and similar regulatory filings;

(e)	disclosure to a governmental or other authority (including any stock exchange) to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(f)	disclosure to professional advisers of the Corporation in connection with the performance of their professional services;

(g)	disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with the Subscriber’s prior written consent;

(h)	disclosure to a court determining the rights of the parties under this Subscription Agreement; or

(i)	for use and disclosure as otherwise required by law.

13.	General

13.1         Time is of the essence hereof.

13.2         Neither this Subscription Agreement nor any provision hereof will be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

13.3         Words importing the masculine gender include the feminine or neuter, words in the singular include the plural, words importing a corporate entity include individuals, and vice versa.

13.4         The parties hereto will execute and deliver all such further documents and instruments and do all such acts and things as may either before or after the execution of this Subscription Agreement be reasonably required to carry out the full intent and meaning of this Subscription Agreement.

13.5         This Subscription Agreement will be subject to, governed by and construed in accordance with the laws of Alberta and the federal laws of Canada as applicable therein and the Subscriber hereby irrevocably attorns to the jurisdiction of the Courts situated therein.

13.6         This Subscription Agreement may not be assigned by any party hereto.

13.7         The Corporation will be entitled to rely on delivery of a facsimile or email copy of this Subscription Agreement, and acceptance by the Corporation of a facsimile or email copy of this Subscription Agreement will create a legal, valid and binding agreement between the Subscriber and the Corporation in accordance with its terms.

13.8        This Subscription Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed will be deemed to be an original, and all such counterparts together will constitute one and the same instrument.

13.9         This Subscription Agreement is deemed to be entered into on the date hereof.

13.10       This Subscription Agreement, including, without limitation, the representations, warranties, acknowledgements and covenants contained herein, will survive and continue in full force and effect and be binding upon the parties notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto, the completion of the issue of Securities of the Corporation and any subsequent disposition by the Subscriber of the Securities.

13.11       The invalidity or unenforceability of any particular provision of this Subscription will not affect or limit the validity or enforceability of the remaining provisions of this Subscription.

13.12       Except as expressly provided in this Subscription and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute, by common law, by the Corporation, by the Subscriber, or by anyone else.

13.13       Unless otherwise indicated, all monetary amounts are in United States Dollars.

13.14       Les parties aux présents ont exigé que la présente convention ainsi que tous les documents et avis qui s’y rattachent ou qui en découleront soient rédigés dans la langue anglaise. The parties have required that this Agreement and all documents and notices resulting from it be drawn up in English.

-- End of Terms and Conditions --

 __________

- A1 -

SCHEDULE A

TO

THE SUBSCRIPTION AGREEMENT OF

ABOVE FOOD CORP.

FOREIGN PURCHASER’S CERTIFICATE

(Residents of Jurisdictions other than Canada and the United States)

To:      ABOVE FOOD CORP. (the “Corporation”)

Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to them in the Subscription Agreement to which this Schedule is attached.

In connection with the purchase of Common Shares by the undersigned subscriber (the “Subscriber”) for the purposes of this Schedule A, the undersigned hereby represents, warrants and certifies to and covenants with the Corporation that:

1.            the Subscriber is a resident of a country (an “International Jurisdiction”) other than Canada and the United States and the decision to subscribe for the Common Shares was taken in such International Jurisdiction.

2.            The Subscriber is purchasing the Common Shares as principal for the Subscriber’s own account.

3.            The acceptance of the Subscriber’s subscription for the Common Shares by the Corporation complies with all laws applicable to the Subscriber and such beneficial purchaser, including the laws of such purchaser’s jurisdiction of residence, and all other applicable laws.

4.            The Subscriber, and each such beneficial purchaser, is knowledgeable of or has been independently advised as to, the application or jurisdiction of the securities laws of the International Jurisdiction which would apply to the subscription.

5.            The Subscriber is solely responsible for obtaining such tax, investment, legal and other professional advice as it considers appropriate in connection with the Subscriber’s subscription for the Common Shares, including the execution, delivery and performance by it of the documentation relating to such subscription and the transactions contemplated thereunder, and, without limiting the generality of the foregoing, legal counsel for the Corporation is acting solely as counsel to the Corporation for the Offering and not as counsel to the Subscriber.

6.            The Subscriber, and each such beneficial purchaser, is purchasing the Common Shares pursuant to exemptions from the prospectus and registration requirements (or their equivalent) under the applicable securities laws of that International Jurisdiction or, if such is not applicable, each is permitted to purchase the Common Shares subscribed for hereunder under the applicable securities laws of the International Jurisdiction without the need to rely on an exemption.

7.            The Subscriber will not sell, transfer or dispose of the Securities, except in accordance with all applicable laws, including applicable securities laws of Canada and the United States, and the Subscriber acknowledges that the Corporation shall have no obligation to register any such purported sale, transfer or disposition which violates applicable Canadian or United States securities laws.

DATED this 13th day of June, 2024.

/s/ [ *** ]
Authorized Signature of Subscriber

- A2 -

Grupo Empresarial Enhol, S.L.
Print Name of Subscriber

[ *** ]
If the Subscriber is not an individual, print name and title of Authorized Signatory whose signature appears above

[ *** ]
Address of Subscriber

-- End of Schedule A --

SCHEDULE B

TO

THE SUBSCRIPTION AGREEMENT OF

ABOVE FOOD CORP.

PUBLIC OFFICIALS CONTACT INFORMATION

Alberta Securities Commission Suite 600, 250 – 5th Street SW Calgary, Alberta T2P 0R4 Telephone: (403) 297-6454 Toll Free In Canada: 1-877-355-0585 Facsimile: (403) 297-2082

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: (604) 899-6854

Toll Free In Canada: 1-800-373-6393

Facsimile: (604) 899-6581

Email: inquiries@Bcsc.bc.ca

The Manitoba Securities Commission 500 – 400 St. Mary Avenue Winnipeg, Manitoba R3C 4K5 Telephone: (204) 945-2548 Toll Free In Manitoba 1-800-655-5244 Facsimile: (204) 945-0330

Financial And Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: (506) 658-3060

Toll Free In Canada: 1-866-933-2222

Facsimile: (506) 658-3059

Email: info@fcnb.ca

Government of Newfoundland and Labrador

Financial Services Regulation Division

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John’s, Newfoundland And Labrador A1B 4J6

Attention: Director of Securities

Telephone: (709) 729-4189

Facsimile: (709) 729-6187

Government of the Northwest Territories

Office of the Superintendent Of Securities

P.O. Box 1320

Yellowknife, Northwest Territories X1A 2L9

Attention: Deputy Superintendent, Legal & Enforcement

Telephone: (867) 920-8984

Facsimile: (867) 873-0243

Nova Scotia Securities Commission Suite 400, 5251 Duke Street Duke Tower P.O. Box 458 Halifax, Nova Scotia B3J 2P8 Telephone: (902) 424-7768 Facsimile: (902) 424-4625	Government of Nunavut Department Of Justice Legal Registries Division P.O. Box 1000, Station 570 1st Floor, Brown Building Iqaluit, Nunavut X0A 0H0 Telephone: (867) 975-6590 Facsimile: (867) 975-6594

Ontario Securities Commission

20 Queen Street West, 22nd Floor

Toronto, Ontario M5H 3S8

Telephone: (416) 593- 8314

Toll Free In Canada: 1-877-785-1555

Facsimile: (416) 593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public Official Contact Regarding Indirect

Collection of Information: Inquiries Officer

Prince Edward Island Securities Office 95 Rochford Street, 4th Floor Shaw Building P.O. Box 2000 Charlottetown, Prince Edward Island C1A 7N8 Telephone: (902) 368-4569 Facsimile: (902) 368-5283

Autorite Des Marches Financiers

800, Square Victoria, 22e Etage

C.P. 246, Tour De La Bourse

Montréal, Québec H4Z 1G3

Telephone: (514) 395-0337 Or 1-877-525-0337

Facsimile: (514) 873-6155 (For Filing Purposes Only)

Facsimile: (514) 864-6381 (For Privacy Requests Only)

Financial and Consumer Affairs Authority of Saskatchewan Suite 601 - 1919 Saskatchewan Drive Regina, Saskatchewan S4P 4H2 Telephone: (306) 787-5879 Facsimile: (306) 787-5899

Email: Financementdessocietes@Lautorite.Qc.Ca (For Corporate Finance Issuers); fonds_dinvestissement@lautorite.qc.ca (For Investment Fund Issuers)
Government of Yukon Department of Community Services Law Centre, 3rd Floor 2130 Second Avenue Whitehorse, Yukon Y1A 5H6 Telephone: (867) 667-5314 Facsimile: (867) 393-6251

-- End of Schedule B --

SCHEDULE C

Escrow Agreement

***CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS IN BRACKETS) HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) THE TPYE THAT THE REGISTRANTS TREATS AS PRIVATE OR CONFIDENTIAL. IN ADDITION, CERTAIN PERSONALLY IDENTIFIABLE INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO ITEM 601(A)(6) OF REGULATION S-K. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”) is made and entered into as of June 13, 2024, by and among ABOVE FOOD CORP. (“Above Food”), GRUPO EMPRESARIAL ENHOL, S.L. (“Enhol”) and GOWLING WLG (CANADA) LLP (the “Escrow Agent”).

WHEREAS:

A.	Enhol and Above Food have entered into a subscription agreement dated effective June 13, 2024 (the “Subscription Agreement”) pursuant to which Enhol will purchase 2,377,082 common shares in the capital of Above Food (“Common Shares”);

B.	it is a condition to the closing of the purchase of Common Shares contemplated by the Subscription Agreement that Enhol, Above Food and the Escrow Agent enter into this Agreement; and

C.	pursuant to the terms and conditions of the Subscription Agreement, Above Food has delivered to the Escrow Agent a [certificate/DRS statement] representing 2,377,082 Common Shares registered in the name “Grupo Empresarial Enhol, S.L.” (the “Subscription Shares”) and Enhol has delivered to the Escrow agent US$5,000,000 in cash, to be held in accordance with the terms and conditions hereof.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the respective covenants and agreements of the parties herein contained and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party), the parties agree as follows:

Article 1
INTERPRETATION

1.1	Definitions

For the purposes of this Agreement, unless the context otherwise requires, capitalized terms that are not otherwise defined in this Agreement shall have the meanings given to them in the Subscription Agreement and the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

“Business Day” means any day except a Saturday, Sunday or statutory holiday in the Province of Alberta.

“Escrow Funds” the sum of US$5,000,000 required to be paid to the Escrow Agent pursuant to the Subscription Agreement, together with any interest accrued thereon during the term of this Agreement.

“Joint Direction” means a written direction in the form substantively attached as Schedule A, signed by Enhol and Above Food directing the Escrow Agent to release the Escrow Funds.

“Losses” means all direct or indirect claims, demands, proceedings, fines, losses, diminution in value, damages, liabilities, deficiencies, costs and expenses (including, without limitation, all legal and other professional fees and disbursements, interest, penalties, judgments and amounts paid in settlement).

“Person” means any individual, corporation, body corporate, partnership, joint venture, association, trust, governmental body, or other legal entity.

“Subscription Agreement” has the meaning given to such term in the recitals to this Agreement.

“Subscription Shares” has the meaning given to such term in the recitals to this Agreement.

1.2	Rules of Construction

Except as may be otherwise specifically provided in this Agreement and unless the context otherwise requires, in this Agreement:

(a)	the terms “Agreement,” “this Agreement,” “the Agreement,” “hereto,” “hereof,” “herein,” “hereby,” “hereunder” and similar expressions refer to this Agreement in its entirety and not to any particular provision hereof;

(b)	references to an “Article,” “Section” or “Schedule” followed by a number or letter refer to the specified Article or Section of or Schedule to this Agreement;

(c)	the division of this Agreement into articles and sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement;

(d)	words importing the singular number only shall include the plural and vice versa and words importing the use of any gender shall include all genders;

(e)	the word “including” is deemed to mean “including without limitation”;

(f)	the terms “party” and “the parties” refer to a party or the parties to this Agreement; and

(g)	any reference to this Agreement means this Agreement as amended, modified, replaced or supplemented from time to time.

1.3	Entire Agreement

This Agreement and the Subscription Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, negotiations and discussions, whether written or oral. There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory or otherwise, relating to the subject matter hereof except as provided herein or therein.

1.4	Time of Essence

Time shall be of the essence of this Agreement.

1.5	Governing Law and Submission to Jurisdiction

(a)           This Agreement shall be construed, interpreted and enforced in accordance with, and the respective rights and obligations of the parties shall be governed by, the laws of the Province of Alberta and the federal laws of Canada applicable therein.

(b)           Each of the parties irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of the courts of the Province of Alberta over any action or proceeding arising out of or relating to this Agreement, (ii) waives any objection that it might otherwise be entitled to assert to the jurisdiction of such courts, and (iii) agrees not to assert that such courts are not a convenient forum for the determination of any such action or proceeding.

1.6	Severability

If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, all other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

Article 2
Deposit OF ESCROW ITEMS and investment of Escrow Funds

2.1	Receipt of Above Shares and Brotalia Shares

The Escrow Agent acknowledges receipt of a [certificate/DRS statement] representing Subscription Shares (collectively with the Escrow Funds, the “Escrow Items”) to be maintained at the offices of the Escrow Agent.

2.2	Deposit of Escrow Funds

The Escrow Agent acknowledges receipt of the Escrow Funds to the account as set out in Schedule B and shall forthwith deposit the Escrow Funds in an account maintained by the Escrow Agent with a Schedule I Canadian chartered bank at a branch located in the Province of Alberta.

2.3	Investment of Escrow Funds

The Escrow Funds may, at the Escrow Agent’s sole discretion, be invested in an interest-bearing guaranteed investment certificate held in a trust account with a Schedule I Canadian chartered bank at a branch located in the Province of Alberta. The Escrow Agent shall not be liable for any lost interest or penalties resulting from any withdrawal or transaction involving the Escrow Funds and such account and makes no representation as to the yield available on the Escrow Funds and will bear no liability for any failure to achieve any yield.

2.4	Termination

The Escrow Agent acknowledges and agrees that it is not the beneficial owner of the Escrow Items but holds them as agent for Above Food and Enhol on the terms and conditions set out in this Agreement. The Escrow Items shall be held by the Escrow Agent pursuant to the terms hereof and shall be subject to the terms and conditions hereinafter provided.

This Agreement and the obligations of all of the parties hereto shall terminate upon the earlier to occur of (a) the distribution by the Escrow Agent of all of the Escrow Items in accordance with the terms hereof and (b) the written agreement of Above Food and Enhol, except that Article 4 shall survive any such termination and continue with full force and effect.

Article 3
Distribution of Escrow Items

3.1	Release of Escrow Amount

(a)	The Escrow Agent shall not pay or otherwise release the Escrow Items except upon receipt of any of the following:

(i)	A Joint Direction, signed by Enhol and Above Food, directing the Escrow Agent to pay the Escrow Items in a specific manner; or

(ii)	An order of a court of competent jurisdiction directing the Escrow Agent to deal with the Escrow Items in a specific manner,

subject to the Escrow Funds being reduced by any fees, indemnities or other amounts payable to the Escrow Agent, and provided that if no notice or court order as outlined above has been provided to the Escrow Agent by July 31, 2024, the Escrow Funds will be returned to Enhol to an account specified by Enhol in writing and the Subscription Shares will be returned to Above Food for cancellation, each within 3 business days from the date such Parties provide a written direction, including bank information in the case of the Escrow Funds.

Article 4
Escrow Arrangements

4.1	Duties and Obligations of Escrow Agent

The acceptance by the Escrow Agent of its duties and obligations under this Agreement is subject to the following terms and conditions, which Above Food and Enhol hereby agree shall govern and control with respect to the Escrow Agent’s rights, duties, liabilities and immunities:

(a)	the Escrow Agent shall not have any duties or responsibilities as escrow agent hereunder except those set forth in this Agreement, and shall not be bound by the provisions of any agreement between Above Food and/or Enhol with respect to the subject matter hereof to which the Escrow Agent is not a party;

(b)	the duties of the Escrow Agent hereunder are intended and shall be deemed to be purely procedural and administrative in nature;

(c)	the Escrow Agent shall be entitled to rely exclusively upon and shall not be responsible to determine, nor shall it be required to investigate, the genuineness or validity of any document, direction, notice, request, waiver, consent, receipt, election or declaration deposited with or furnished to it, and the Escrow Agent is hereby authorized and directed to follow the instructions contained therein, and the Escrow Agent is and will at all times be fully indemnified pursuant to Section 4.2 for acting in accordance with such instructions given hereunder or thereunder and believed by the Escrow Agent to have been signed by the proper parties. For greater certainty, the Escrow Agent, including its officers, directors, partners, employees, agents, representatives, members, attorneys, successors or assigns, will have no liability for making a payment pursuant to a direction delivered to it in accordance with Article 3;

(d)	notwithstanding any other provision of this Agreement, the Escrow Agent is hereby authorized and directed to comply with and obey any order, judgment, decree or award of any court of competent jurisdiction, and in the case of such compliance, the Escrow Agent will not be liable by reason of such compliance to any Person even if thereafter, such order, judgment, decree or award is appealed, reversed, modified, annulled, set aside or vacated;

(e)	if the Escrow Agent receives a notice, claim, award, order, judgment, demand or instruction with respect to the Escrow Items that the Escrow Agent considers to be conflicting with one or more other such notices, claims, awards, orders, judgments, demands or instructions, or to be incomplete, ambiguous or otherwise insufficient for the purposes of the Escrow Agent, or if for any other reason the Escrow Agent determines in good faith that it is unable to identify clearly the Person or Persons entitled to receive the Escrow Items or the amount thereof to be paid, the Escrow Agent may refuse to make any payment and may retain the Escrow Items in its possession or control until it has received instructions in writing confirmed by Above Food and Enhol or until directed by an award, order or judgment of any court of competent jurisdiction, whereupon it will make or not make, as the case may be, such disposition in accordance with such instructions or such award, order or judgment;

(f)	the Escrow Agent shall not be responsible for including any portion of the interest earned on the Escrow Funds in its income for tax purposes; and

(g)	the Escrow Agent will not, by reason of this Agreement, be required to initiate, defend or otherwise prosecute any legal proceeding unless and until it is indemnified, to its satisfaction by Above Food or Enhol in accordance with the terms of Section 4.2, equally as to 50% by Above Food and 50% by Enhol, including, if the Escrow Agent considers necessary, by way of advance deposit with the Escrow Agent of amounts representing costs and expenses that the Escrow Agent estimates it may incur in connection with such litigation.

4.2	Indemnification of the Escrow Agent

Above Food and Enhol agree among each other that (a) Above Food shall be responsible for 50% of, and (b) Enhol shall be responsible for 50% of: the fees and expenses charged and incurred by the Escrow Agent arising out of or in connection with this Agreement, including all legal and other professional fees and disbursements charged by the Escrow Agent and all fees and expenses of any experts, advisors, agents or agencies employed by the Escrow Agent pursuant to this Section 4.2. Notwithstanding the foregoing, Above Food and Enhol shall be jointly and severally responsible to the Escrow Agent for the payment of all the fees and expenses charged and incurred by the Escrow Agent arising out of or in connection with this Agreement, including all legal and other professional fees and disbursements charged by the Escrow Agent and all fees and expenses of any experts, advisors, agents or agencies employed by the Escrow Agent pursuant to this Section 4.2. Above Food and Enhol among each other, each as to 50%, agree to indemnify, defend and hold the Escrow Agent harmless from and against any and all Losses suffered or incurred by it as a result of or arising directly or indirectly out of or in connection with its acting as escrow agent under this Agreement except where such Losses result from the Escrow Agent’s own wilful misconduct or gross negligence. Notwithstanding the foregoing, Above Food and Enhol shall be jointly and severally responsible to the Escrow Agent for indemnifying, defending and holding the Escrow Agent harmless from and against any and all Losses suffered or incurred by it as a result of or arising directly or indirectly out of or in connection with its acting as escrow agent under this Agreement except where such Losses result from the Escrow Agent’s own wilful misconduct or gross negligence. In acting hereunder, the Escrow Agent shall be fully protected in relying upon, and shall be entitled to rely upon, the procedures set out in this Agreement or an opinion of counsel or other advisor reasonably satisfactory to the Escrow Agent as to the fulfilment of its duties and obligations hereunder. The Escrow Agent may employ such experts, advisors, agents or agencies as it may reasonably require for the purpose of discharging its duties under this Agreement and shall not be responsible for any act or omission with respect to its or such parties’ administration of this Agreement except for its or their wilful misconduct or gross negligence.

4.3	Limitation of Liability

The Escrow Agent shall not, by reason of this Agreement, assume any responsibility or liability or Losses arising out of or from or relating to:

(a)	any transactions between Above Food and/or Enhol or under the Subscription Agreement or any other agreement to which Above Food or Enhol are parties, or any ambiguity, dispute or misunderstanding in respect of the terms of the escrow set forth therein or herein;

(b)	any action taken or omitted to be taken by it pursuant to this Agreement in good faith and in the exercise of its reasonable judgment and any act done or omitted by it pursuant to the advice of any legal counsel that it may employ shall be conclusive evidence of such good faith. The Escrow Agent may at any time consult with independent legal counsel of its own choice in any such matters, shall have full and complete authorization and protection from any action taken or omitted by it hereunder in accordance with the advice of such legal counsel and shall incur no liability for any delay reasonably required to obtain the advice of any such legal counsel;

(c)	any loss of the Escrow Items held hereunder due to any causes not resulting from the wilful misconduct of the Escrow Agent (including by way of failure or default of any financial institution or authorized investment); or

(d)	any of the services provided under this Agreement.

4.4	Resignation and Successorship

(a)	(i) At any time after the date hereof, the Escrow Agent may deliver to the Above Food and Enhol written notice of its intention to resign as escrow agent hereunder, in which case a successor escrow agent shall be promptly and mutually appointed by Above Food and Enhol and failing such appointment, the Escrow Agent may apply to the Court of King’s Bench of Alberta on such notice as such Court may direct for the appointment of a new escrow agent. The Escrow Agent’s resignation shall only become effective upon the successor escrow agent accepting its appointment hereunder, or the deposit of the Escrow Items with the Court of King’s Bench of Alberta; and

(ii)	Above Food and Enhol, acting together, may replace the Escrow Agent at any time upon giving five days’ advance written notice of such replacement, jointly signed by them, to the Escrow Agent.

(b)                  Any new escrow agent to be appointed hereunder will execute an instrument accepting such appointment hereunder and shall deliver one counterpart thereof to each party and the existing Escrow Agent, and thereupon such newly appointed escrow agent, without further act or notice, will become vested in all rights, powers and obligations of its predecessor for execution of the mandate hereunder, with like effect as if originally named as the escrow agent herein and the predecessor escrow agent will forthwith deliver any and all Escrow Items in its possession pursuant to this Agreement to the new escrow agent for the purposes and uses of this Agreement, provided that any instructions in respect of the delivery of the Escrow Items to the successor escrow agent must be set out in a written direction signed by both Above Food and Enhol.

4.5	Release of Obligations of the Escrow Agent

(a)           Upon resignation or replacement of the Escrow Agent pursuant to Section 4.4, and upon delivery by the Escrow Agent of the Escrow Items to the new escrow agent, the Escrow Agent, without further act or notice, will be forever released and discharged from all of its duties and obligations hereunder.

(b)           Subject to Section 4.5(a), on and following the termination of the Escrow Agent’s obligations hereunder pursuant to Section 2.4, the Escrow Agent shall be forever released and discharged from all of its duties and obligations as escrow agent hereunder.

4.6	Rights of Escrow Agent to Interplead

Notwithstanding anything herein or in any other agreement or instrument expressed or implied to the contrary, if at any time a dispute shall exist as to any of the following or the Escrow Agent, in its sole discretion, shall conclude that there is a bona fide question, issue or dispute in respect of or as to any of the following, namely:

(a)	the holding or delivery of or entitlement to any of the Escrow Items;

(b)	the duties of the Escrow Agent in respect of any matter arising under this Agreement; or

(c)	the validity, enforceability, extent of enforceability or meaning of any provision of this Agreement touching upon or pertaining to the function or duties of the Escrow Agent;

the Escrow Agent may in its sole discretion and notwithstanding any notices or demands received by it from any of the parties hereto or anyone else, deposit the Escrow Items or any portion thereof held hereunder with the Court of King’s Bench of Alberta and may interplead each of the other parties hereto and any other interested party or parties in the proceedings pursuant thereto. Upon so depositing the Escrow Items or portion thereof and following the filing of its pleadings relative to its complaint in interpleader, the Escrow Agent shall be released from all liability under the terms of this Agreement as to the Escrow Items or portion thereof so deposited and shall be entitled to recover from such parties, in such manner as may be determined by the Court, reasonable fees and related costs and expenses incurred in the performance of its duties hereunder and in connection with such action and the Escrow Agent shall be deemed to be released by each of the parties hereto from any and all liabilities, present and future, to such parties or any of them arising under this Agreement in respect of such property and the rights of any such parties.

Article 5
MISCELLANEOUS

5.1	Notices

(a)            Any notice or other communication required or permitted to be delivered or otherwise given hereunder shall be in writing and shall be delivered in person, transmitted by email or similar means of recorded electronic communication or sent by registered mail or courier, charges prepaid, addressed as set out below:

If to Above Food:	[ *** ]

If to Enhol:	[ *** ]

If to the Escrow Agent:

[ *** ]

(b)            Any such notice or other communication shall be deemed to have been given and received on the day on which it was delivered or transmitted (or, if such day is not a Business Day or if delivery or transmission is made on a Business Day after 5:00 p.m. at the place of receipt, then on the next following Business Day) or, if mailed, on the third Business Day following the date of mailing.

(c)            Any party may at any time change its address for service from time to time by giving notice to the other parties in accordance with this Section 5.1.

5.2	Amendments and Waivers

No amendment or waiver of any provision of this Agreement shall be binding on any party unless consented to in writing by such party. No waiver of any provision of this Agreement shall constitute a waiver of any other provision, nor shall any waiver of any provision of this Agreement constitute a continuing waiver unless otherwise expressly provided.

5.3	Successors and Assigns

This Agreement shall enure to the benefit of and shall be binding on and enforceable by and against the parties and, where the context so permits, their respective successors and permitted assigns. Neither Above Food, Enhol nor the Escrow Agent may assign any of its rights or obligations hereunder without the prior written consent of the other parties.

5.4	Survival

Notwithstanding the termination of this Agreement, the provisions of Article 4 shall survive such termination and continue in full force and effect for the benefit of each party hereto, as applicable.

5.5	Further Assurances

Each of the parties hereto shall, from time to time hereafter and upon any reasonable request of any other party, at the expense of the requesting party, promptly execute and deliver or cause to be executed and delivered all such documents, including all such consents and other assurances and do or cause to be done all such other acts and things as any other party, acting reasonably, may from time to time request be executed or done in order to better evidence or perfect or effectuate any provision of this Agreement or of any agreement or other document executed pursuant to this Agreement or any of the respective obligations intended to be created hereby or thereby.

5.6	Escrow Agent - Counsel to Enhol

Each of Above Food and Enhol hereby acknowledges that the Escrow Agent has acted and will continue to act as the lawyers for Above Food with respect to various matters pertaining to the Subscription Agreement, among other matters, and agrees that the Escrow Agent shall not, by virtue of acting as escrow agent hereunder, be disqualified from continuing to act for and representing any such party in any manner or in any matter whatsoever, including acting as legal counsel to Enhol in any action, dispute, controversy, arbitration, suit or negotiation arising under this Agreement, the Subscription Agreement or in any other matter or context whatsoever, whether or not directly or indirectly involving any of the parties hereto including in such matters where Enhol is an adverse party to Above Food.

5.7	Counterparts

This Agreement and all documents contemplated by or delivered under or in connection with this Agreement may be executed and delivered in any number of counterparts, with the same effect as if all parties had signed and delivered the same document, and all counterparts shall be construed together to be an original and will constitute one and the same agreement.

[Signature page follows]

IN WITNESS WHEREOF this Agreement has been executed by the parties as of the date first above written.

ABOVE FOOD CORP.

Per:

GRUPO EMPRESARIAL ENHOL, S.L.

Per:

WITNESS

Mr. Gonzalo Agorreta Preciado	[®]

BROTALIA, S.L.

Per:

GOWLING WLG (CANADA) LLP

Per:

SCHEDULE “A”

JOINT DIRECTION

SCHEDULE “B”

ESCROW AGENT ACCOUNT INFORMATION

[ *** ]